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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                November 17, 1997

                      Banc One Auto Grantor Trust 1996 - B
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                    (Issuer with respect to the Certificates)

                            Banc One ABS Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                  (State or other jurisdiction of organization)


               333-3457                                31-1467431
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       (Commission File Number)           (IRS Employer Identification Number)



       c/o Bank One, Arizona, N.A., as Servicer, 201 North Central Avenue,
                     Attn: Tom Lewis, Phoenix, Arizona 85004
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               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
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                                 (602) 221-3704


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Item 5.           Other Events

                  On November 17, 1997, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                  This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from October 15, 1997 through November 14, 1997 and for the Collection Period from October 1, 1997 through October 31, 1997.

Item 7.           Exhibits

                  See page 4 for Exhibit Index



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BANC ONE AUTO GRANTOR TRUST 1996-B

                               By:  Bank One, Arizona, N.A., as Servicer on
                                    behalf of the Trust


Date: November 13, 1997        By:  /s/ Tom Lewis
      ---------------------         ------------------------
                               Name:  Tom Lewis
                               Title: Vice President


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EXHIBIT INDEX


Exhibit       Description                                          Page
-------       -----------                                          ----

99.1          Monthly Statements and Additional Information........5-13